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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 28, 2000
                        (DATE OF EARLIEST EVENT REPORTED)

                         Commission File Number 1-11422

                        SOUTHWESTERN LIFE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  Delaware                               13-3543540
     (STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NO.)
      INCORPORATION OR ORGANIZATION)

         717 North Harwood Street                          75201
               DALLAS, TEXAS                             (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (214) 954-7111










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ITEM 5. OTHER EVENTS

     Trading of the common stock of Southwestern Life Holdings, Inc. commenced on September 28, 2000 on the Nasdaq National Market under the symbol "SWLH."

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               99.1 Press Release dated September 28, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SOUTHWESTERN LIFE HOLDINGS, INC.



                                     BY:/S/JAMES L. YOUNG
                                        ----------------------------------------
                                          James L. Young
                                          Vice President and General Counsel

Date: September 28, 2000


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                                                                    EXHIBIT 99.1

Southwestern Life Holdings, Inc. Common Stock to Trade on Nasdaq National Market

Thursday,  September  28,  2000  (Dallas) -  Southwestern  Life  Holdings,  Inc.
announced that shares of its common stock have been listed on the Nasdaq National Market under the symbol "SWLH", with trading to commence today.

Contact: Emily Rockenstein
         Spaeth Communications
         214-871-8888


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